Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated July 31, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2025, as supplemented to date

At a meeting held on April 21, 2026, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved certain changes to the Fund’s 80% investment policy and principal investment strategies, as set out below. The investment objective and principal strategies of the Fund may be changed by the Board without investor approval. Investors will be given at least 60 days’ written notice in advance of any such changes. VC I intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC staff and is expected to become effective on or about September 29, 2026 (the “Effective Date”).

Upon the Effective Date, the first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying securities of value companies. For purposes of the Fund’s 80% investment policy, a company is considered to be a value company if it: (i) issues securities that are represented in a third-party value-style index or that are classified as a value company by a third-party vendor; or (ii) meets a relevant equity market measurement in at least one “value metric” similar to those commonly used by third-party index providers or third-party vendors in value classifications, such as earnings growth, price-to-earnings or sales growth, among others.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities, including common stock, preferred stock and convertible securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries and other foreign issuers with market capitalizations generally of at least $10 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.